UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2007

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26529	22-3407945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Washington Park, Newark, NJ	07102
(Address of Principal Executive Offices)	(Zip Code)

(973) 820-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 31, 2007, the Board of Directors (the “Board”) of Audible, Inc. (the “Company”) authorized the amendment and restatement of the Company’s bylaws (as amended and restated, the “Amended Bylaws”).  The primary amendments relate to the following:

•           Section 1.3 was amended to set forth the procedure for calling a special meeting of stockholders;

•           As amended, Section 1.4, Section 2.9, and Section 6.10 permit stockholders and the Board to receive notice of meetings by facsimile or other means of electronic transmission;

•           A new Section 1.13 was added, and Section 2.10 was amended, to allow the Board, and the stockholders if authorized by the Board, to participate in meetings by means of telephonic and other remote communication;

•           As amended, Section 1.10 provides that for a stockholder proposal to be properly brought, it must be a proper matter and the stockholder must deliver notice of the proposal to the Company’s principal executive office not less than 120 days prior to the first anniversary date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting.  In the event that no annual meeting was held, or is more than 30 days earlier than the date contemplated at the time of the previous year’s proxy statement, stockholder proposals must be received no later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. These provisions do not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended;

•           A new Section 1.11 was added to provide for the conduct of stockholder meetings;

•           Article III was amended to set forth the duties of the Chief Executive Officer, Chief Financial Officer, and President of the Company;

•           As amended, Section 4.2 authorizes the Board to provide by resolution that some or all of any class or series of stock may be uncertificated shares. The amendments are necessary in order to satisfy the requirements of The NASDAQ Global Market that the Company’s shares be Direct Registration System (“DRS”) eligible by January 1, 2008. The DRS allows investors to hold shares in book entry form without the issuance of physical certificates;

•           As amended, Section 6.3 provides that attendance at any meeting will constitute waiver of notice except if the sole purpose of attending the meetings is to object to the timeliness of notice;

•           A new Section 6.11 provides that directors and officers of the Company will be fully protected when relying in good faith upon books and records of the Company;

•           A new Section 6.12 was added to establish guidelines for calculating time periods in applying provisions in the Amended Bylaws that require an act to be done within a specified number of days; and

•           A new Section 6.13 was added to provide for the use of facsimile signatures by officers of the Company.

In addition, the Amended Bylaws include other non-substantive and technical edits and updates.

The foregoing summary of the Amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.4 to this report and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.                                           Description

3.4	Amended and Restated Bylaws of Audible, Inc., effective October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audible, Inc.

Date: November 6, 2007		/s/ Donald R. Katz
	By:	Donald R. Katz
	Title:	Chief Executive Officer